STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2002-1

Distribution Number	20
Beginning Date of Collection Period	20-Oct-03
End Date of Collection Period	19-Nov-03
Distribution Date	20-Nov-03
Previous Distribution Date	20-Oct-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advance/Reimbursement
Principal Collections	34,601,543.16
Collections of Interest (net of Servicing Fee and principal recoveries)
Servicing fee	235,083.89
Principal recovery	201.21
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	38,955,849.84
Interest Paid to Certificates	494,357.61
Principal Paid to Certificates	35,189,373.44
Equity Certificate	3,037,034.90
Servicing Fee	235,083.89

Balance Reconciliation

Begin Principal Balance	564,201,332.07
Principal Collections (including repurchases)	34,601,543.16
Charge off Amount	587,830.28
End Principal Balance	529,011,958.63

Collateral Performance
Cash Yield (% of beginning balance)	9.26%
Charge off Rate (net of principal recoveries; % of beginning balance)
Net Yield	8.01%

Delinquent Loans
30-59 days principal balance of loans	20,125,458.24
30-59 days number of loans	196
60-89 days principal balance of loans	3,798,419.43
60-89 days number of loans	40
90+ days principal balance of loans	20,828,565.25
90+ days number of loans	222

Home Equity Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01
Substitution Adjustment Amounts	-
Number outstanding beginning of period	6,330
Number outstanding end of period	6,013
Number that went into REO	11
Principal Balance that went into REO	1,526,446.29

Overcollateralization
Begin OC Amount	191,413,823.00
OC Release Amount	0.00
Extra Principal Distribution	-
End OC Amount	191,413,823.00

Target OC Amount	191,413,823.01
Interim OC Amount	191,413,823.01
Interim OC Deficiency	-

Monthly Excess Cashflow	3,037,034.90

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Principal Balance as Percent of Total Original Certificate Balance

Interest Calculations
1 month LIBOR	1.12000%
Class A Formula Rate (1-mo. Libor plus 37bps)	1.49000%
Class A Pass-Through Rate	1.49000%
Class M Formula Rate (1-mo. Libor plus 82bps)	1.94000%
Class M Pass-Through Rate	1.94000%
Available Funds Cap	9.94761%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	35.197200
2. Principal Distribution per $1,000	34.725202
3. Interest Distribution per $1,000	0.471998

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.49000%
2. Days in Accrual Period	31

3. Class A Interest Due	425,162.01
4. Class A Interest Paid	425,162.01
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP
7. Class A Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class A Principal Due & Paid
1. Class A Certificate Principal Balance, BOP	331,366,797.37
2. Class A Principal Due	31,279,454.63
3. Class A Principal Paid	31,279,454.63
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Certificate Principal Balance, EOP	300,087,342.74

7. Class A Certificate Principal Balance as a % of the Original Class A Certificate Principal Balance, EOP
8. Class A Certificate Principal Balance as a % of the Pool Balance, EOP

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	35.339749
2. Principal Distribution per $1,000	34.725202
3. Interest Distribution per $1,000	0.614548

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.94000%
2. Days in Accrual Period	31

3. Class M Interest Due	69,195.60
4. Class M Interest Paid	69,195.60
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP
7. Class M Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class M Principal Due & Paid
1. Class M Certificate Principal Balance, BOP	41,420,711.70
2. Class M Principal Due	3,909,918.81
3. Class M Principal Paid	3,909,918.81
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Certificate Principal Balance, EOP	37,510,792.89

7. Class M Certificate Principal Balance as a % of the Original Class M Certificate Principal Balance, EOP
8. Class M Certificate Principal Balance as a % of the Pool Balance, EOP